SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   August 3, 2009

 Feel Golf Co., Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

California	000-26777	333-153699
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1354-T Dayton St.
Salinas, CA 93901
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(831) 422-9300
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreements

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 3, 2009, with the written consent of the majority of our board of directors, we entered into an asset purchase agreement (the “Purchase Agreement”) with Caldwell Golf Corporation, a California corporation (the “Seller”). Pursuant to the Purchase Agreement, we agree to issue to the Seller One Million Two Hundred Fifty Hundred (1,250,000) shares of our common stock in exchange for the Seller’s 100% of the right, title, and interest in its tangible and intangible assets (the “Acquired Assets”).

The tangible Acquired Assets, include, but is not limited to, the Seller’s

•	assembled golf club inventory,

•	components, golf club heads, hand tool, fixtures,

•	production tooling for reproducing the Caldwell Golf, Pearl Golf, etc.,

•	all assembly tooling and nests,

•	all plastic and wooden pallets, and

•	all miscellaneous including, assembly tables, storage racks, pallet jacks, and fork lifts.

The intangible Acquired Assets, include, but is not limited to, the Seller’s

•	current customer records,

•	current supplier records,

•	intellectual property,

•	evaluations,

•	corporate by laws, minutes, and good standard certificate,

•	800 toll free number(s),

•	company website and all associated e-commerce, and

•	product costing records.

As the closing of the asset purchase transaction, the Seller shall deliver to us a deed of assignment assigning to us 100% of its interest in the Acquired Assets and other instruments of transfer, assignment and conveyance as we may reasonably request.

A copy of the Purchase Agreement is included as Exhibits 10.1 to this Current Report on Form 8-K and are hereby incorporated by reference. All references to Purchase Agreement in this Current Report are qualified, in their entirety, by the text of such exhibit.

Item  3.02 Unregister Sales of Equity Securities.

See Items 1.01 and 2.01 above.

We claim an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the issuance to the Seller of the One Million Two Hundred Fifty Hundred (1,250,000) shares of our common stock (the “Common Shares”) under the Purchase Agreement pursuant to Section 4(2) of the Act since, among other things, the transaction does not involve a public offering, and the Seller will take the 1,250,000 shares for investment purpose and not resale, and the share certificate(s) of the Common Shares shall bear a legend stating that such shares are restricted pursuant to Rule 144 promulgated under the Act.

Item 8.01 Other Events

On August 4, 2009, we issued a press release announcing the execution of the Purchase Agreement detailed in Items 1.01 and 2.01 above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Asset Purchase Agreement by and among Feel Golf Co., Inc. and Caldwell Golf Corporation effective August 3, 2009.

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEEL GOLF CO., INC.

August 5, 2009	By:	/s/ Lee Miller
Name: Lee Miller
Title
Title: Chief Executive Officer Interim Chief Financial Officer